SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 18, 2000
                                                         (January 14, 2000)



                             Rare Medium Group, Inc.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                        000-13865                 23-2368845
-----------------              --------------------       -----------------
(State or Other                (Commission File No.)      (IRS Employer
Jurisdiction of                                          Identification No.)
Incorporation)


             565 Fifth Avenue, 29th Floor, New York, New York 10017
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (212) 883-6940
                 -----------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Item 5. Other Events

        On January 18, 2000, the Registrant issued a press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Financial Statements of Businesses Acquired.

             Not applicable.

        (b)  Pro Forma Financial Information.

             Not applicable.

        (c)  Exhibits.

             Exhibit No.    Description

             99.1           Press Release issued by Rare Medium
                            Group, Inc. on January 18, 2000.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                 RARE MEDIUM GROUP, INC.
                                 (Registrant)

DATE:  January 18, 2000          By:    /s/ Jeffrey J. Kaplan
                                     --------------------------------
                                 Name:   Jeffrey J. Kaplan
                                 Title:  Executive Vice President and
                                         Chief Financial Officer